UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 8, 2007

Tripath Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31081	77-0407364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 750-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03

BANKRUPTCY OR RECEIVERSHIP.

On February 8, 2007, the Tripath Technology, Inc., (the “Company”) filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Northern District of California, Case No. 07-50358. As a “debtor in possession,” the Company remains in possession of its assets and properties and continues to operate its business pursuant to Section 1107(a) and 1108 of the Bankruptcy Code.

ITEM 7.01

REGULATION FD.

On February 8, 2007, the Company issued a press release relating to the matters discussed herein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENT AND EXHIBITS

Exhibit Number	Exhibit
99.1	Press release of Tripath Technology, Inc. dated as of February 8, 2007

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tripath Technology Inc.

By:	/s/ Dr. Adya S. Tripathi
Dr. Adya S. Tripathi Chairman, President and Chief Executive Officer

Date: February 9, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release of Tripath Technology, Inc. dated as of February 8, 2007